IDEX Mutual Funds
IDEX Salomon All Cap

Supplement dated July 31, 2002 to Prospectus dated
March 1, 2002, as amended April 1, 2002


The following paragraphs replace the paragraphs under "IDEX Salomon All Cap" in the top right column on page 85.

John G. Goode, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup
 Inc. or its predecessor firms since 1969, and has 32 years of securities business experience.

Peter J. Hable, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. or its predecessor firms since 1983, and has 18 years of securities business experience.

Please note: In conjunction with the restructuring of portfolio management responsibility, please delete the performance information relating to IDEX Salomon All
Cap found under the heading "Similar Sub-Adviser
Performance" beginning on page 101, as it is no longer applicable.











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